UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016

usell.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50494	98-0412432
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

171 Madison Ave., 17th Floor New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 213-6805

Former Address: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 26, 2015, as previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 27, 2015 (the “Initial 8-K”), uSell.com, Inc., a Delaware corporation (“uSell”), acquired BST Distribution, Inc., a New York corporation (“BST”), owner of We Sell Cellular LLC, a Delaware limited liability corporation (“We Sell”), as a result of which both BST and We Sell became wholly-owned subsidiaries of uSell.

This Amendment No. 1 on Form 8-K/A amends the Initial 8-K to include the financial information referred to in Item 9.01(a) and (b), below, relating to the acquisition. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial statements and pro forma financial information. The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited consolidated financial statements of BST for the years ended December 31, 2014 and December 31, 2013.

Unaudited interim condensed consolidated financial statements of BST for the three and six months ended June 30, 2015 and June 30, 2014.

(b) Pro Forma financial information.

Unaudited pro forma condensed combined financial information as of June 30, 2015.

(c) Not applicable

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Exhibit
99.1	Audited consolidated financial statements of BST for the years ended December 31, 2014 and December 31, 2013.

99.2	Unaudited interim condensed consolidated financial statements of BST for the three and six months ended June 30, 2015 and June 30, 2014.

99.3	Unaudited pro forma condensed combined financial information as of June 30, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USELL.COM, INC.

Date: January 11, 2016	/s/	Nikhil Raman
	Name:	Nikhil Raman
	Title:	Chief Executive Officer

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